UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 5, 2014

CONTANGO OIL & GAS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Contango Oil & Gas Company (the "Company") has announced in a press release that its Board of Directors has decided to resume the repurchase of its common shares under the Company’s 2011 Share Repurchase Program (the “Program”). A copy of the press release can be found under the Investor Relations tab at www.contango.com.

The press release may contain statements concerning the Company's or its management's expectations or predictions that are forward-looking statements. The Company's actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the Company’s Annual Report on Form 10-K and other reports that the Company has filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

In accordance with General Instruction B.2. of Form 8-K and the Securities and Exchange Commission Release No. 33-8176, the above information, and the information posted to our website, is being furnished under Item 7.01of Form 8-K and shall not deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated November 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY
(Registrant)

/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Dated: November 7, 2014

EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 5, 2014

Exhibit 99.1

CONTANGO OIL & GAS COMPANY

NEWS RELEASE

Contango Announces Plan to Repurchase Shares
under Existing Share Repurchase Program

November 5, 2014 – HOUSTON, TEXAS – Contango Oil & Gas Company (NYSE MKT: MCF) announced today that its Board of Directors has decided to resume the repurchase of its common shares under the Company’s 2011 Share Repurchase Program (the “Program”).  The Board’s decision to resume the repurchase of shares is based on its belief that the current market price reflects a significant discount to the estimated inherent value of the Company’s stock and represents an excellent investment opportunity for its shareholders.  Shares may be purchased through open market or privately negotiated purchases in accordance with the provisions of the Program, the Company’s insider trading policy, applicable securities laws, and other legal requirements. Repurchased shares of common stock will become authorized but unissued shares, and may be reissued in the future for general corporate and other purposes.  The Program was approved and originally implemented in September 2011, with a total of $50.0 million authorized for the repurchase of shares.  As of the date of this release, $39.2 million remains available for share repurchases under the Program.

The Company and the members of its bank group have recently amended provisions of the Company’s credit agreement to provide the authority, subject to certain limitations, to repurchase shares up to the remaining availability under the Program.  Shares will be repurchased with internally generated cash flow and the utilization of borrowings under the Company’s revolving credit facility.

Allan D. Keel, President and Chief Executive Officer of the Company, commented:  “The recent softness in the stock market for upstream equity securities, including Contango’s, has created an opportunity for us to prudently acquire a portion of our outstanding shares at a very attractive valuation.  We believe our stock to be undervalued by the market, so we feel it is an excellent opportunity to invest in our own shares while continuing to maintain a conservative balance sheet”.

Contango Oil & Gas Company is a Houston, Texas based, independent energy company engaged in the exploration, development, exploitation, production and acquisition of natural gas and crude oil properties offshore in the shallow waters of the Gulf of Mexico and in the onshore Gulf Coast regions of the United States and Rocky Mountains. Additional information is available on the Company's website at http://www.contango.com.

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private

Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding acquisitions and divestitures, estimates of future production, future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Statements concerning oil and gas reserves also may be deemed to be forward looking statements in that they reflect estimates based on certain assumptions that the resources involved can be economically exploited. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; risks associated with derivative positions; inability to realize expected value from acquisitions, inability of our management team to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the Securities and Exchange Commission.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change. Initial production rates are subject to decline over time and should not be regarded as reflective of sustained production levels.

Contact:
Contango Oil & Gas Company
E. Joseph Grady – 713-236-7400	Sergio Castro– 713-236-7400
Senior Vice President and Chief Financial Officer	Vice President and Treasurer